UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2018

Metropolitan Life Insurance Company

(Exact Name of Registrant as Specified in Its Charter)

New York	000-55029	13-5581829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Metropolitan Life Insurance Company (“Metropolitan”) management has determined that Metropolitan has a material weakness in internal controls over financial reporting due to the same control deficiencies described in the current report on Form 8-K filed by its parent, MetLife, Inc., on February 13, 2018. Metropolitan will disclose details about the impact of its material weakness and its remediation efforts in its Annual Report on Form 10-K for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Jeannette N. Pina
Name:	Jeannette N. Pina
Title:	Vice President and Secretary

Date: February 13, 2018

3